SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 9, 2007

Wells Real Estate Investment Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	0-25739	58-2328421
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Suite 500, Norcross, Georgia	30092
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 325-3700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Employment Agreement with Carroll A. “Bo” Reddic, IV

On May 14, 2007, Wells Real Estate Investment Trust, Inc. (the "Registrant") entered into an employment agreement with Carroll A. “Bo” Reddic, IV (the "Reddic Employment Agreement"). The Reddic Employment Agreement provides for Mr. Reddic to serve as the Registrant’s Executive Vice President—Real Estate Operations. The initial term of the Reddic Employment Agreement began on May 14, 2007 and will end on December 31, 2009, unless earlier terminated. Following December 31, 2009, the term will automatically be extended for successive one-year periods unless either party notifies the other party of non-renewal in writing at least 90 days prior to the expiration of the initial term or any subsequent renewal period.

The Reddic Employment Agreement provides for an initial annual base salary of $225,000. In addition to his base salary, Mr. Reddic will be eligible to earn an annual target cash bonus in the following amounts based upon performance criteria to be determined by the Registrant’s Chief Executive Officer in consultation with Mr. Reddic: (1) for fiscal year 2007, up to 105% of his pro-rated annual base salary; and (2) for each fiscal year thereafter, up to 105% of his annual base salary. Mr. Reddic is also eligible to participate in the Registrant’s 2007 Omnibus Incentive Plan, with grants to be made at such times and in such amounts as determined by the Registrant’s compensation committee.

If Mr. Reddic’s employment is terminated (1) by the Registrant without cause, (2) by Mr. Reddic for good reason, (3) because the Registrant elects not to renew the Reddic Employment Agreement, or (4) due to Mr. Reddic’s death or disability, in addition to certain payments for compensation accrued but unpaid and expenses incurred but not reimbursed, he will be entitled to a pro-rated annual bonus for the then-current year, and upon execution of a release of any claims by him, an amount equal to the sum of (1) his annual salary, and (2) the average of his annual bonus for the three years prior to the year of termination. He will also be entitled to up to twelve months of continuing medical benefits. The Reddic Employment Agreement also provides that, in the event of a termination of employment without cause, for good reason, or resulting from a change of control event, previously issued equity grants subject to time based vesting conditions will immediately vest. If Mr. Reddic’s employment is terminated by the Registrant for cause or by Mr. Reddic without good reason, Mr. Reddic will be entitled to payments for accrued but unpaid compensation and expenses incurred but not reimbursed.

Mr. Reddic is subject to a number of restrictive covenants, including provisions relating to non-solicitation, noninterference and confidentiality. Mr. Reddic will be entitled to the same rights to indemnification in connection with the performance of his duties under the Reddic Employment Agreement as other executive officers and directors of the Registrant.

The foregoing description of the Reddic Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Reddic Employment Agreement, which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Employment Agreement with Raymond L. Owens

On May 14, 2007, the Registrant entered into an employment agreement with Raymond L. Owens (the "Owens Employment Agreement"). The Owens Employment Agreement provides for Mr. Owens to serve as the Registrant’s Executive Vice President—Capital Markets. The initial term of the Owens Employment Agreement began on May 14, 2007 and will end on December 31, 2009, unless earlier terminated. Following December 31, 2009, the term will automatically be extended for successive one-year periods unless either party notifies the other party of non-renewal in writing at least 90 days prior to the expiration of the initial term or any subsequent renewal period.

The Owens Employment Agreement provides for an initial annual base salary of $225,000. In addition to his base salary, Mr. Owens will be eligible to earn an annual target cash bonus in the following amounts based upon performance criteria to be determined by the Registrant’s Chief Executive Officer in consultation with Mr. Owens: (1) for fiscal year 2007, up to 105% of his pro-rated annual base salary; and (2) for each fiscal year thereafter, up to 105% of his annual base salary. Mr. Owens is also eligible to participate in the Registrant’s 2007 Omnibus Incentive Plan, with grants to be made at such times and in such amounts as determined by the Registrant’s compensation committee.

If Mr. Owens’s employment is terminated (1) by the Registrant without cause, (2) or by Mr. Owens for good reason, (3) because the Registrant elects not to renew the Owens Employment Agreement, or (4) due to Mr. Owens’ death or disability, in addition to certain payments for compensation accrued but unpaid and expenses incurred but not reimbursed, he will be entitled to a pro-rated annual bonus for the then-current year, and upon execution of a release of any claims by him, an amount equal to the sum of (1) his annual salary, and (2) the average of his annual bonus for the three years prior to the year of termination. He will also be entitled to up to twelve months of continuing medical benefits. The Owens Employment Agreement also provides that, in the event of a termination of employment without cause, for good reason, or resulting from a change of control event, previously issued equity grants subject to time based vesting conditions will immediately vest. If Mr. Owens’ employment is terminated by the Registrant for cause or by Mr. Owens without good reason, Mr. Owens will be entitled to payments for accrued but unpaid compensation and expenses incurred but not reimbursed.

Mr. Owens is subject to a number of restrictive covenants, including provisions relating to non-solicitation, noninterference and confidentiality. Mr. Owens will be entitled to the same rights to indemnification in connection with the performance of his duties under the Owens Employment Agreement as other executive officers and directors of the Registrant.

The foregoing description of the Owens Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Owens Employment Agreement, which is filed herewith as Exhibit 99.2 and incorporated herein by reference.

Employment Agreement with Laura P. Moon

On May 14, 2007, the Registrant entered into an employment agreement with Laura P. Moon (the "Moon Employment Agreement"). The Moon Employment Agreement provides for Ms. Moon to serve as the Registrant’s Senior Vice President and Chief Accounting Officer. The initial term of the Moon Employment Agreement began on May 14, 2007 and will end on December 31, 2009, unless earlier terminated. Following December 31, 2009, the term will automatically be extended for successive one-year periods unless either party notifies the other party of non-renewal in writing at least 90 days prior to the expiration of the initial term or any subsequent renewal period.

The Moon Employment Agreement provides for an initial annual base salary of $201,020. In addition to her base salary, Ms. Moon will be eligible to earn an annual target cash bonus in the following amounts: (1) for fiscal year 2007, up to 75% of her pro-rated annual base salary based on performance criteria to be determined by the Registrant’s Chief Financial Officer in consultation with Ms. Moon; and (2) for each fiscal year thereafter, up to 75% of her annual base salary based on performance criteria to be determined by the Registrant’s Chief Executive Officer in consultation with Ms. Moon. Ms. Moon is also eligible to participate in the Registrant’s 2007 Omnibus Incentive Plan, with grants to be made at such times and in such amounts as determined by the Registrant’s compensation committee.

If Ms. Moon’s employment is terminated (1) by the Registrant without cause, (2) by Ms. Moon for good reason, (3) because the Registrant elects not to renew the Moon Employment Agreement, or (4) due to Ms. Moon’s death or disability, in addition to certain payments for compensation accrued but unpaid and expenses incurred but not reimbursed, she will be entitled to a pro-rated annual bonus for the then-current year, and upon execution of a release of any claims by her, an amount equal to the sum of (1) her annual salary, and (2) the average of her annual bonus for the three years prior to the year of termination. She will also be entitled to up to twelve months of continuing medical benefits. The Moon Employment Agreement also provides that, in the event of a termination of employment without cause, for good reason, or resulting from a change of control event, previously issued equity grants subject to time based vesting conditions will immediately vest. If Ms. Moon’s employment is terminated by the Registrant for cause or by Ms. Moon without good reason, Ms. Moon will be entitled to payments for accrued but unpaid compensation and expenses incurred but not reimbursed.

Ms. Moon is subject to a number of restrictive covenants, including provisions relating to non-solicitation, noninterference and confidentiality. Ms. Moon will be entitled to the same rights to indemnification in connection with the performance of her duties under the Moon Employment Agreement as other executive officers and directors of the Registrant.

The foregoing description of the Moon Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Moon Employment Agreement, which is filed herewith as Exhibit 99.3 and incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(b) Resignation of Leo F. Wells, III

On May 9, 2007, Leo F. Wells, III resigned from the Registrant’s board of directors (the "Board") in order to avoid conflicts of interest with his positions as chairman of the board for Wells Real Estate Investment Trust II, Inc. and Institutional REIT, Inc. As previously disclosed in the Registrant’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2007, and in the Registrant’s Current Report on Form 8-K filed with the SEC on February 5, 2007, Mr. Wells was entitled, as a condition to his resignation, to designate an individual to fill the vacancy on the Board created by his resignation; provided that such individual was not on the board of any entity related to Wells Real Estate Funds, Inc. ("Wells REF") that may compete with the Registrant. Mr. Wells designated Wesley E. Cantrell to fill the vacancy created by his resignation and, as described below, the Board has elected Mr. Cantrell to serve as a director to fill the vacancy created by Mr. Wells’ resignation. Mr. Cantrell resigned from the board of directors of Institutional REIT, Inc., a Wells REF sponsored program, immediately prior to his election to the Board.

(c)(i) Appointment of Carroll A. “Bo” Reddic, IV as Executive Vice President – Real Estate Operations

Effective May 14, 2007, the Board elected Carroll A. “Bo” Reddic, IV, 41, to serve as the Registrant’s Executive Vice President – Real Estate Operations. As discussed above, and in connection with such election, the Registrant entered into an employment agreement with Mr. Reddic. From 2005 to 2007, Mr. Reddic was a Managing Director in the Asset Management Department at Wells REF, an affiliate of the Registrant’s former advisor, where he was responsible for supervising the firm’s asset management function in its midwest and south regions and also served in a deputy department head capacity. Also, from 2005 to 2007, Mr. Reddic served on the board of directors and was the membership chairman for Wells REF’s political action committee, Wells PAC.

Mr. Reddic has 18 years of institutional real estate experience. Prior to joining Wells REF in January 2005, Mr. Reddic was an Executive Director with Morgan Stanley (including its predecessor companies of The Yarmouth Group and Lend Lease Real Estate Investments) from February 1990 to December 2004, where he served as portfolio manager for domestic commingled investment funds and international separate account portfolios. Prior to his portfolio manager responsibilities, he was a member of the Atlanta regional office working in various capacities including acquisitions, asset management, and dispositions. Prior to joining The Yarmouth Group, Mr. Reddic was employed at Laventhol & Horwath, an accounting firm, in its real estate consulting and appraisal division.

Mr. Reddic received a Bachelor of Science degree in Industrial Management and a Certificate in Industrial Psychology, with honors, from the Georgia Institute of Technology and a Master of City Planning degree from the Georgia Institute of Technology. He is a member of the National Association of Industrial & Office Properties (NAIOP), the Urban Land Institute (ULI), and the American Planning Association (APA). Additionally, Mr. Reddic is a Trustee of NAIOP-PAC and a member of the Advisory Board for the City and Regional Planning Program at Georgia Tech.

See Item 1.01 hereto for a description of the terms of the Reddic Employment Agreement, which is hereby incorporated by reference into this Item 5.02.

(c)(ii) Appointment of Raymond L. Owens as Executive Vice President – Capital Markets

Effective May 14, 2007, the Board elected Raymond L. Owens, 49, to serve as the Registrant’s Executive Vice President – Capital Markets. As discussed above, and in connection with such election, the Registrant entered into an employment agreement with Mr. Owens. Most recently, Mr. Owens spent five years as a Managing Director, Capital Markets for Wells REF, an affiliate of the Registrant’s former advisor, where he oversaw its western regional acquisition team and its real estate finance team. He was responsible for directing the negotiation and acquisition of properties in the western states and managed all financing activity for Wells REF across the United States.

Prior to joining Wells REF, Mr. Owens served as senior vice president for PM Realty Group, a national, full-service commercial real estate firm, from 1997 to 2002, overseeing all management operations in Atlanta, Washington, D.C., Chicago, and New York. Before joining PM Realty Group, Mr. Owens served as a vice president of General Electric Investment Corporation, where he managed and negotiated dispositions as well as third-party, non-recourse financing on real estate assets. He also has held leadership positions at Aetna Realty Investors from 1982 to 1991, Travelers Realty Investment Company from 1991 to 1994, and HPI Realty Partners/The Koll Company from 1994 to 1995.

Mr. Owens is a member of the National Association of Real Estate Investment Managers (NAREIM), the National Association of Industrial & Office Properties (NAIOP), the Mortgage Bankers Association (MBA), and the Urban Land Institute (ULI). He received a Bachelor of Arts degree in Economics and a Masters of Business Administration in Marketing, with a concentration in real estate, from the University of Michigan.

See Item 1.01 hereto for a description of the terms of the Owens Employment Agreement, which is hereby incorporated by reference into this Item 5.02.

(c)(iii) Appointment of Laura P. Moon as Senior Vice President—Chief Accounting Officer

Effective May 14, 2007, the Board elected Laura P. Moon, 36, to serve as the Registrant’s Senior Vice President and Chief Accounting Officer. As discussed above, and in connection with such election, the Registrant entered into an employment agreement with Ms. Moon. Prior to joining the Registrant, Ms. Moon had been employed since 2005 as Vice President and Chief Accounting Officer for Wells REF, an affiliate of the Registrant’s former advisor, where she had responsibility for all general ledger accounting, financial and tax reporting, and internal audit supervision for 19 public registrants as well as several private real estate partnerships.

From 2002 to 2005, Ms. Moon served as Senior Director of Financial Planning and Analysis for ChoicePoint, Inc., where she was responsible for budgeting and forecasting as well as valuation and structuring for all of ChoicePoint’s acquisitions as well as supporting certain investor relations activities. From 1999 to 2002, Ms. Moon served as Chief Accounting Officer of NetBank, Inc. and Chief Financial Officer of NetBank, FSB, where she was responsible for the day to day management of all financial and tax matters. From 1991 until 1999, Ms. Moon was employed by Deloitte & Touche LLP as a senior manager in the audit division specializing in banking and mergers and acquisitions, in addition to serving clients in the banking sector. While employed at Deloitte & Touche, Ms. Moon served as the external audit manager for NetBank from its inception in 1996 until June 1999.

Ms. Moon received a Bachelor of Business Administration degree in Accounting from the University of Georgia. She is also a Certified Public Accountant.

See Item 1.01 hereto for a description of the terms of the Moon Employment Agreement, which is hereby incorporated by reference into this Item 5.02.

(d) Appointment of Wesley E. Cantrell as Director

On May 9, 2007, the Board elected Wesley E. Cantrell to serve as a director of the Registrant. As described more fully above, Mr. Cantrell was designated to serve as a director by resigning director Leo F. Wells, III. In addition, as a condition to his election to the Board, the Board has agreed to nominate Mr. Cantrell for election to the Board at any meeting of the Registrant’s stockholders during the period ending on the earlier of (1) two years after a listing of the Registrant’s common stock, if any, or (2) the first date Leo F. Wells, III is not a beneficial owner of at least one percent of the Registrant’s common stock. Mr. Cantrell has not yet been appointed to serve on any committees of the Board.

From 1955 to 2001, Mr. Cantrell was employed by Lanier Worldwide, Inc., a global document management company whose stock was formerly traded on the New York Stock Exchange. While at Lanier, Mr. Cantrell served in a number of key positions including president from 1977 to 1987, president and chief executive officer from 1987-1999, and chairman of the board and chief executive officer from 1999 to 2001. Mr. Cantrell currently also serves as a director for Ann Taylor Stores Corporation (NYSE: ANN), a publicly-traded women’s specialty retailer listed on the New York Stock Exchange, and previously served as a director of the First Union National Bank of Atlanta and as a director of Institutional REIT, Inc. Mr. Cantrell graduated from the Southern Technical Institute with highest honors and was awarded an honorary doctorate from Southern Polytechnic State University.

Item 8.01 Other Events

Election of Officers

In addition to the executive officers discussed above, the Board also elected the following individuals to serve in the following senior management capacities: (1) Joseph H. Pangburn, Senior Vice President—Asset Management; (2) George M. Wells, Senior Vice President—Asset Management; and (3) Wilson G. Stone, Senior Vice President—Capital Markets.

Election of Interim Chairman of the Board

On May 9, 2007, the Board elected W. Wayne Woody to serve as the interim chairman of the Board.

Acquisition of 2300 Cabot Drive Building

On May 10, 2007, the Registrant purchased a five-story office building containing approximately 151,600 aggregate rentable square feet located on an approximate 7.1-acre tract of land at 2300 Cabot Drive in Lisle, Illinois (the “2300 Cabot Drive Building”). The Registrant purchased the 2300 Cabot Drive Building for approximately $25.0 million, exclusive of closing costs. The 2300 Cabot Drive Building is currently leased to Avaya Inc. (approximately 15%), Infosys Technologies, Ltd. (approximately 15%), and Wildman Harrold (approximately 9%). Approximately 19% of the 2300 Cabot Drive Building is currently vacant.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Employment Agreement with Carroll A. Reddic, IV

99.2	Employment Agreement with Raymond L. Owens

99.3	Employment Agreement with Laura P. Moon

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE INVESTMENT TRUST, INC. (Registrant)

By:	/s/ Robert E. Bowers
Robert E. Bowers
Chief Financial Officer and Executive Vice President

Date: May 14, 2007